SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 5, 2005

                     THE NEWKIRK MASTER LIMITED PARTNERSHIP
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-50268                                           11-3636084
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On August 5, 2005, the Registrant entered into an agreement with Newkirk Realty Trust, Inc., a newly-formed Maryland corporation that intends to qualify as a real estate investment trust ("Newkirk") and a number of other parties, pursuant to which, among other things, the Registrant agreed that upon the consummation of the initial public offering by Newkirk: (i) Newkirk will be appointed as the successor general partner of the Registrant in place of MLP GP LLC, the current general partner; (ii) the partnership agreement of the Registrant will be amended and restated to provide that limited partners (other than Newkirk) will have the right, beginning on the 12 month anniversary of the initial public offering, to cause the Registrant to redeem their interest in the Registrant at a price that will be based on the trading price of Newkirk's common stock at the time of redemption. Newkirk will be permitted to elect to purchase tendered partnership interests of the Registrant for the redemption price and to pay the redemption price either in cash or by the issuance of shares of Newkirk common stock; and (iii) the amended and restated partnership agreement of the Registrant will contain certain other provisions as are necessary and/or customary to provide for an umbrella real estate investment trust (UPREIT) structure.

      In addition, in connection with the Newkirk initial public offering, Newkirk will acquire a controlling interest in the Registrant by making a capital contribution to the Registrant in exchange for an ownership interest in the Registrant, acquiring additional interests in the Registrant from certain existing limited partners and commencing a tender offer to acquire additional interests from holders of partnership interests in the Registrant.

      Each of the foregoing transactions is subject to Newkirk's consummating its initial public offering. Reference is made to the registration statement on Form S-11 filed on August 8, 2005 with the Securities and Exchange Commission by Newkirk for additional information relating to the foregoing transactions and Newkirk.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of August, 2005.

                                          THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                          By: MLP GP LLC
                                              General Partner

                                              By: Newkirk MLP Corp.
                                                  Manager


                                                  By: /s/ Thomas Staples
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                                                      Thomas Staples
                                                      Chief Financial Officer